

# FUTUREFUEL CORP.

Lee Mikles, President
February 2013

NYSE: FF
www.futurefuelcorporation.com



# Forward-looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements deal with FutureFuel's current plans, intentions, beliefs, and expectations, and statements of future economic performance. Statements containing such terms as "believe," "do not believe," "plan," "expect," "intend," "estimate," "anticipate," and other phrases of similar meaning are considered to contain uncertainty and are forward-looking statements. In addition, from time to time FutureFuel or its representatives have made or will make forward-looking statements orally or in writing. Furthermore, such forward-looking statements may be included in various filings that the company makes with United States Securities and Exchange Commission, or in press releases, or in oral statements made by or with the approval of one of FutureFuel's authorized executive officers.

These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, those set forth under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in FutureFuel's Form 10-K Annual Report for the year ended December 31, 2011 and in its future filings made with the SEC.

An investor should not place undue reliance on any forward-looking statements contained in this document which reflect FutureFuel's management's opinions only as of their respective dates. Except as required by law, the company undertakes no obligation to revise or publicly release the results of any revisions to forward-looking statements.

All subsequent written and oral forward-looking statements attributable to FutureFuel or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained in this document.

FUTUREFUEL® CORP.



# Company Overview

- Leading specialty chemicals and biodiesel manufacturer
- Headquartered in Clayton, Missouri
- Acquired Eastman SE chemical plant in late 2006
  - 2,200-acre site in north central Arkansas
  - Batch and continuous manufacturing facilities, labs and associated infrastructure
  - Approximately 500 employees

FUTUREFUEL® CORP.



# Investment Highlights

- Leader in growing specialty and multi-customer performance chemicals and biofuels
  - Blue-chip customer base
  - Cash flow combined with scientific expertise support growing operations
- Expanding biodiesel fuel operations with proprietary processes
- Growth potential through increased utilization of production assets, increases in mandates for biofuels and entry into anode manufacturing for lithium ion battery production
- Experienced management with demonstrated record of value creation
- Strong financial position with $196 million in cash, cash equivalents and short-term investments (9/30/12)
- Attractive quarterly dividend

FUTUREFUEL® CORP.



# Specialty Chemicals Segment

- Growing market driven by changes to industrial and consumer product life cycles and new offerings
- Improved operating efficiencies following acquisition
- Reputation as customer-oriented, technology-driven and price competitive with an excellent health, safety and environmental record
- Has manufactured more than 300 specialty chemicals
- Contracts for custom manufacturing
  - Bleach activator for P&G
  - Herbicides for several large agrichemical customers
  - Anode component for lithium ion batteries for a new customer
  - Other new potential products in the pipeline
- Performance chemicals
  - Specialty chemicals for diverse applications

FUTUREFUEL® CORP.



# Biodiesel Mandates

- EPA RFS2 mandates level of biodiesel in the market place
  - 800 million gallons of biodiesel in 2011; 1 billion gallons in 2012; increased to 1.28 billion gallons in 2013
  - Future mandates cannot drop below current level
- Renewable Identification Numbers (RINs) ensure reaching prescribed blending levels
  - Assigned RIN value allocated to each gallon
  - Regulators track compliance through RIN numbers
  - Transferred with change in ownership; can be separated if the biodiesel is sold retail, and traded independently
- Recently reinstated $1.00 biodiesel blenders' tax credit (expires December 31, 2013)

FUTUREFUEL® CORP.



# Revenues

(In Millions)



$350
$300
$250
$200
$150
$100
$50
$0
$170
$198
$197
$219
$310
$220
$277
2007
2008
2009
2010
2011
9M 11
9M 12
Chemical
Biodiesel

FUTUREFUEL® CORP.



# ADJUSTED EBIDTA

(In Millions)


70
60
50
40
30
20
10
0
8
21
29
33
41
62
2006
2007
2008
2009
2010
2011

$46.5 million of adjusted EBITDA for the first 9 months of 2012

FUTUREFUEL® CORP.



# Net Income

(In Millions)


$8.4
$22.7
$17.0
$23.1
$34.5
$23.9
$28.1
2007
2008
2009
2010
2011
9M 11
9M 12

FUTUREFUEL® CORP.



# Business Strategy

- Expand specialty chemicals operations
  - Additional specialty contracts
  - Increase production of performance chemicals for sale
- Manage costs for all operations
- Improve biodiesel production
- Expand revenue base with anode material and other new products
- Consider M&A opportunities

FUTUREFUEL® CORP.